UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 5, 2009

(Date of Earliest Event Reported)

On Assignment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20540	95-4023433
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

26651 West Agoura Road, Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

(818) 878-7900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Material Compensatory Plan

On February 5, 2009 the Compensation Committee of On Assignment, Inc. (the “Company”) approved payment of a one-time, discretionary bonus to Emmett McGrath, the Company’s President of Life Sciences and Allied Healthcare divisions, in the amount of $111,300.00,  in recognition of Mr. McGrath’s attainment of qualitative goals relating to the operations of the Company’s Life Sciences and Allied Healthcare divisions during 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: February 6, 2009	By:	/s/ James L. Brill
	Name:	James L. Brill
	Title:	Sr. Vice President, Finance and
Chief Financial Officer